UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 15, 2010

                           OMNIAMERICAN BANCORP, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Maryland                         001-34605              27-0983595
         --------                         ---------              ----------
(State or Other Jurisdiction)       (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)



1320 South University Drive, Suite 900, Fort Worth, Texas              76107
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        (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:  (817) 367-4640
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02. Departure of Directors or Certain Officers;  Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
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     (b) On January 15, 2010, Jane L. Adams,  Executive Vice President and Chief
Risk Officer left the employment of OmniAmerican Bank (the "Bank"), the principal operating subsidiary of OmniAmerican Bancorp, Inc. in conjunction with the Bank's restructuring of responsibilities of executive officers at the Bank.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       OmniAmerican Bancorp, Inc.



DATE:  January 22, 2010                By: /s/ Deborah B. Wilkinson
                                           -------------------------------------
                                           Deborah B. Wilkinson
                                           Senior Executive Vice President and
                                           Chief Financial Officer